UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 15, 2022

Canopy Growth Corporation

(Exact name of registrant as specified in its charter)

Canada	001-38496	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Hershey Drive Smiths Falls, Ontario	K7A 0A8
(Address of principal executive offices)	(Zip Code)

(855) 558-9333

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	CGC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 15, 2022, Canopy Growth Corporation (“Canopy Growth”) held its 2022 Annual General and Special Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, Canopy Growth’s shareholders passed an ordinary resolution to approve the renewal of the Canopy Growth Employee Stock Purchase Plan (the “ESPP”).

A more detailed description regarding the ESPP renewal is set forth in Canopy Growth’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on July 29, 2022 (the “Proxy Statement”) in the section entitled “PROPOSAL NO. 3 – ESPP Renewal Proposal”, which is incorporated herein by reference. The description of the ESPP is qualified in its entirety by reference to the ESPP, which is attached to the Proxy Statement as Appendix B and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

A total of 479,978,742 common shares were entitled to vote as of July 22, 2022, the record date for the Annual Meeting. There were 256,426,802 common shares represented at the Annual Meeting, at which the shareholders were asked to vote on four proposals, each of which is described in more detail in the Proxy Statement. Set forth below are the matters acted upon by the shareholders, and the final voting results of each such proposal.

Proposal No. 1: Election of Director Nominees.

Votes regarding the election of the seven director nominees were as follows:

Director Name	Votes For	Votes Against	Broker Non-Votes
Judy A. Schmeling	174,936,094	6,040,153	75,450,555
David Klein	172,965,207	8,011,041	75,450,555
Garth Hankinson	173,043,911	7,932,337	75,450,555
Robert L. Hanson	169,930,747	11,028,826	75,450,555
David Lazzarato	174,853,021	6,123,027	75,450,555
Jim A. Sabia, Jr.	171,154,369	9,821,879	75,450,555
Theresa Yanofsky	170,590,929	10,385,319	75,450,555

Based on the votes set forth above, Canopy Growth’s shareholders elected each of the seven nominees set forth above to serve as a director of Canopy Growth until the next annual general meeting of shareholders or until his or her successor is duly elected and qualified.

Proposal No. 2: KPMG Re-Appointment.

The proposal to re-appoint KPMG LLP, Chartered Professional Accountants, as Canopy Growth’s auditor and independent registered public accounting firm for the fiscal year 2023 and to authorize the Board to fix their remuneration received the following votes:

Votes For	Votes Withheld	Broker Non-Votes
251,717,618	4,709,184	—

Based on the votes set forth above, Canopy Growth’s shareholders approved the proposal to re-appoint KPMG LLP.

Proposal No. 3: Renewal of Employee Stock Purchase Plan.

The proposal to pass an ordinary resolution approving the renewal of Canopy Growth’s employee stock purchase plan received the following votes:

Votes For	Votes Against	Abstain	Broker Non-Votes
175,810,274	4,649,580	516,393	75,450,555

Based on the votes set forth above, Canopy Growth’s shareholders approved the renewal of Canopy Growth’s employee stock purchase plan.

Proposal No. 4: Advisory, Non-Binding Vote on Compensation of Canopy Growth’s Named Executive Officers.

The advisory (non-binding) vote on the compensation of Canopy Growth’s named executive officers, as set forth in the Proxy Statement, received the following votes:

Votes For	Votes Against	Abstain	Broker Non-Votes
171,777,938	8,596,938	601,372	75,450,555

Based on the votes set forth above, Canopy Growth’s shareholders approved, on an advisory basis, the compensation of Canopy Growth’s named executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANOPY GROWTH CORPORATION

By:	/s/ Judy Hong
Judy Hong Chief Financial Officer

Date: September 16, 2022